Exhibit 10.7
                                                                    ------------


                 FOURTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN
                             AND SECURITY AGREEMENT

     THIS FOURTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the "Agreement") is entered into as of March 29, 2002 by and among RHEOMETRIC SCIENTIFIC, INC., a corporation organized under the laws of the State of Delaware ("RSI"), RHEOMETRIC SCIENTIFIC LIMITED, a company organized under the laws of England and Wales ("RSL"), RHEOMETRIC SCIENTIFIC FRANCE SARL, a limited liability company organized under the laws of France ("RSF"), RHEOMETRIC SCIENTIFIC GmbH, a corporation organized under the laws of Germany ("RSG"), RHEOMETRIC SCIENTIFIC F.E. LTD., a corporation organized under the laws of Japan ("RSLFE") , PROTEIN SOLUTIONS HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("PSI"), PROTEIN SOLUTIONS, INC., a corporation organized under the laws of the Commonwealth of Virginia ("Protein Inc."), PROTEIN SOLUTIONS LIMITED, a company organized under the laws of England and Wales ("Protein Ltd.") and AVIV INSTRUMENTS, INC., a corporation organized under the laws of the State of Delaware ("Aviv") (collectively the "Borrowers" and individually each a "Borrower"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                    RECITALS

     Whereas, the Borrowers and PNC entered into a Revolving Credit, Term Loan and Security Agreement dated March 6, 2000, as amended by a First Amendment thereto dated August 31, 2000 a Second Amendment thereto dated March 16, 2001, and a Third Amendment thereto dated June 1, 2001 (as may be further amended, the "Loan Agreement"); and

     Whereas, Borrowers and PNC have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

     Now, therefore, in consideration of PNC's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                    AGREEMENT

1) ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to Borrower with respect to the Obligations is correct.

2)   MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:


         A. The following definition is hereby added to Section 1.2 of the Loan Agreement to read as follows:


              "Net Worth" at a particular date, shall mean (a) the aggregate amount of all assets of each Borrower as may properly be classified as such in accordance with GAAP consistently applied and such other assets as are properly classified as "intangible assets", less (b) the aggregate amount of all Indebtedness of each Borrower.


         B. Section 6.5 of the Loan Agreement be and hereby is deleted, and replaced with a new Section 6.5, to read as follows:


                   6.5 Fixed  Charge  Coverage  Ratio.  Maintain a Fixed  Charge
              Coverage Ratio of not less than .20 to 1 for the three month period ending 03/31/02; .65 to 1 for the six month period ending 06/30/02, .85 to 1 for the nine month period ending 09/30/02, 1.10 to 1 for the twelve month period ending 12/31/02, and maintain, thereafter, on a quarterly basis at each quarter end on a rolling four-quarter basis, a Fixed Charge Coverage Ratio of not less than
              1.10 to 1.

         C. Section 6.9 is hereby added to the Loan Agreement to read as follows:


                   6.9 Minimum Net Worth.  Maintain a Net Worth of not less than
              $2,800,000  for the period  ending  03/31/02;  $2,900,000  for the period ending 06/30/02, $3,300,000 for the period ending 09/30/02, $3,800,000 for the period ending 12/31/02 and thereafter, measured on a quarterly basis at each quarter end.

3) WAIVER. The Agent and the Lenders hereby waive the Borrower's failure to comply with Section 6.5, the Fixed Charge Coverage Ratio for the period ending 12/31/01.

4)   ACKNOWLEDGMENTS. Borrowers acknowledge and represent that:

     (A) the Loan Agreement and other Loan Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

     (B) to the best of their knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the other Loan Documents has occurred;

     (C) all representations and warranties of the Borrowers contained herein and in the other Loan Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

     (D) Borrowers have taken all necessary action to authorize the execution and delivery of this Agreement; and

     (E) this Agreement is a modification of an existing obligation and is not a novation.

5) PRECONDITIONS. As a precondition to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to:

     (A) provide the Bank with a resolution, in form and substance acceptable to the Bank, which approves the modification contemplated hereby.

     (B) pay to the Bank a waiver fee in the amount of $50,000.

     (C) pay all other fees and costs incurred by the Bank in entering into this Agreement.

6) POST-CONDITION. Within one hundred twenty (120) days of the date hereof, Borrower shall have received a cash infusion in an amount not less than $1,000,000 in the form of equity. Failure to comply with this post-condition shall be deemed an Event of Default under the Loan Agreement.

7) MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey, without reference to that state's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

8) DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in New Jersey.



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

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.


ATTEST:                                      RHEOMETRIC SCIENTIFIC, INC.



BY: /s/ Joseph Musanti                       By: /s/ Mark F. Callaghan
    --------------------------                  --------------------------------
       Name:  JOSEPH MUSANTI                    Name:  MARK F. CALLAGHAN
       Title:  Asst. Secretary                  Title:  Executive Vice President


                                             RHEOMETRIC SCIENTIFIC LIMITED



                                             By: /s/ Joseph Musanti
                                                --------------------------------
                                                Name: JOSEPH MUSANTI
                                                Title: Director


                                             RHEOMETRIC SCIENTIFIC FRANCE SARL



                                             By:/s/ Joseph Musanti
                                                --------------------------------
                                                Name:  JOSEPH MUSANTI
                                                Title:  Manager


                                             RHEOMETRIC SCIENTIFIC GmbH



                                             By:/s/ Joseph Musanti
                                                --------------------------------
                                                Name:  JOSEPH MUSANTI
                                                Title:  Under Power of Attorney
                                                from Manfred Herzog,
                                                Managing Director


                                             RHEOMETRIC SCIENTIFIC F.E. LTD.



                                             By:/s/ Joseph Musanti
                                                --------------------------------
                                                Name:  JOSEPH MUSANTI
                                                Title:  Chairman and
                                                Representative Director



ATTEST:                                      PROTEIN SOLUTIONS HOLDINGS, INC.



By: /s/ Joseph Musanti                       By: /s/ Mark F. Callaghan
    --------------------                        --------------------------------
      JOSEPH MUSANTI                            Name:   MARK F. CALLAGHAN
      Asst. Secretary                           Title:  Vice President



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

ATTEST:                                      PROTEIN SOLUTIONS, INC.



By: /s/ Joseph Musanti                       By: /s/ Mark F. Callaghan
    --------------------                        --------------------------------
      JOSEPH MUSANTI                            Name:  MARK F. CALLAGHAN
      Asst. Secretary                           Title:   Vice President


                                             PROTEIN SOLUTIONS LIMITED



                                             By: /s/ Mark F. Callaghan
                                                --------------------------------
                                                Name:  MARK F. CALLAGHAN
                                                Title:   Director


ATTEST:                                      AVIV INSTRUMENTS, INC.



By: /s/ Joseph Musanti                       By: /s/ Mark F. Callaghan
    --------------------                        --------------------------------
      JOSEPH MUSANTI                            Name:  MARK F. CALLALGHAN
       Asst. Secretary                          Title:  Vice President


                                             PNC BANK, NATIONAL ASSOCIATION
                                             Lender and as Agent



                                             By: /s/ Michelle Stanley-Nurse
                                                --------------------------------
                                                Name:  MICHELLE STANLEY-NURSE
                                                Title: Vice President






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